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                                                                   Exhibit 10.17


                Amendment No.1 to Securities Purchase Agreement

Amendment No. 1 dated as of September 25, 2001 (this "Amendment"), to the
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Securities Purchase Agreement dated as of January 25, 2001 (the "Purchase
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Agreement"), between Aquatic Cellulose International Corporation, a Nevada
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corporation (the "Company"), and the investors signatory thereto (each such
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investor is a "Purchaser" and all such investors are, collectively, the
"Purchasers"). Unless otherwise defined herein, capitalized terms used in this
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Amendment and not otherwise defined shall have the meanings assigned to them in the Purchase Agreement.

     WHEREAS, the parties hereto have entered into the Purchase Agreement; and

     WHEREAS, the parties hereto desire to amend the Purchase Agreement pursuant to the terms set forth herein.

     NOW, THEREFORE, for good and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. The second paragraph of the introduction to the Purchase Agreement is
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hereby amended and restated as follows:

     WHEREAS, subject to the terms and conditions set forth in this Agreement and in accordance with (S) 4(2) and Rule 506 under the Securities Act of 1933, as amended (the "Securities Act"), the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company (i) an aggregate principal amount of $450,000 of the Company's 12% Secured Convertible Debentures, due twelve months from issuance, which shall be in the form of Exhibit A (the "Debentures"), and (ii) certain warrants to
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acquire shares of the Company's common stock, $ .001 par value per share (the
"Common Stock"). All references to $ (dollars) shall be to US$ (United States
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Dollars).

Section 2. Section 1.1 of the Purchase Agreement is hereby amended and restated
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to read as follows :

     1.1 The Closing; Settlements.
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     (a)  Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchasers and the Purchasers severally agree to purchase from the Company the Debentures and Warrants (as defined below) for an aggregate purchase price of $450,000. The closing of the purchase and sale of the Debentures and the Warrants (the "Closing") shall take place at the offices
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of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290
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Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date." The issuance of and
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payment for Debentures and Warrants shall occur on three settlement dates as described in this Section. The first such settlement date is the Closing Date.
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     (b)  On the Closing Date, the parties shall deliver or cause to be delivered the following:

     (i) The Company shall deliver to each Purchaser (1) Debentures, registered in the name of such Purchaser, in principal amount equal to 37.50% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement, (2) a Common Stock purchase warrant, in the form of Exhibit C,
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dated the Closing Date, pursuant to which such Purchaser shall have the right to acquire one share of Common Stock for every two dollars ($2) of principal amount of the Debentures acquired by such Purchaser on the Closing Date, (3) the legal opinion of Owen M. Naccarato, Esq., outside counsel to the Company, in agreed form, (4) an executed Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B (the
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"Registration Rights Agreement"), (5) the Transfer Agent Instructions, in the
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form of Exhibit D, delivered to and acknowledged by the Company's transfer agent
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(the "Transfer Agent Instructions"), (6) an executed Security Agreement, dated
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the date hereof, between the Company and the Purchasers, in the Form of Exhibit
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E (the "Security Agreement") and (7) an executed copy of this Agreement.
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     (ii) Each Purchaser will deliver to the Company (1) 37.50% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, and (2) an executed copy of each of this Agreement, the Registration Rights Agreement and the Security Agreement.

     (c) The second settlement date shall be the third Trading Day (as defined below) following the date on which the Company notifies the Purchasers that it has duly amended its Certificate of Incorporation to increase the number of authorized shares of Common Stock to at least 100,000,000 shares; provided, that, on the second settlement date the conditions set forth in Section 1.2(a) shall have been satisfied. On the second settlement date the parties shall deliver or cause to be delivered the following:

     (i) The Company deliver to each Purchaser (1) Debentures, registered in the name of such Purchaser, in principal amount equal to 25% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement, and (2) a Common Stock purchase warrant in the form of Exhibit C,
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dated the second settlement date, pursuant to which such Purchaser shall have the right to acquire one share of Common Stock for every two dollars ($2) of principal amount of the Debentures acquired by such Purchaser on the second settlement date.

     (ii) Each Purchaser shall deliver or cause to be delivered to the Company 25% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

     (d) The third settlement date shall be the second Trading Day following Effective Date, provided, that, on the Effective Date the conditions set forth in Section 1.2(b) shall have been satisfied. On the third settlement date, the parties shall deliver or cause to be delivered the following:
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     (i)  The Company shall deliver to each Purchaser(1) Debentures, registered in the name of such Purchaser, in principal amount equal to 37.50% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement, and (2) a Common Stock purchase warrant in the form of Exhibit
                                                                       -------
C, dated the third settlement date, pursuant to which such Purchaser shall have the right to acquire one share of Common Stock for every two dollars ($2) of principal amount of the Debentures acquired by such Purchaser on the third settlement date.

     (ii) Each Purchaser shall deliver or cause to be delivered to the Company 37.50% of the purchase price indicated below such Purchaser's named on the signature page to this Agreement in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

     Section 3. The purchase price for Debentures purchased by AJW Partners,
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LLC, a Purchaser, as indicated on its signature page to the Purchase Agreement is hereby amended by changing the sum of $250,000 to $200,000.

     Section 4. The purchase price for Debentures purchased by New Millennium
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Capital Partners II, LLC, a Purchaser, as indicated on its signature page to the
Purchase Agreement is hereby amended by changing the sum of $250,000 to $200,000.

     Section 5. Except as expressly amended hereby, all terms, conditions and
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provisions of the Purchase Agreement shall remain unchanged and in full force and effect and are ratified and reaffirmed in all respects, and all references to the "Agreement" contained therein shall be deemed to refer to the Purchase Agreement as amended by this Amendment.

     Section 6. This Amendment may be executed in any number of counterparts,
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each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Amendment.

     Section 7. This Amendment shall be governed by and construed and enforced
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in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

     Section 8. This Amendment shall inure to the benefit of and be binding upon
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the parties hereto and their respective successors and permitted assigns under the Purchase Agreement.

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                            SIGNATURE PAGE FOLLOWS]
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                           AQUATIC CELLULOSE
                           INTERNATIONAL CORPORATION


                           By: /s/ Gary Ackles
                              ---------------------------------
                           Name:  Gary Ackles
                           Title: Chief Executive Officer

                           NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                           By: First Street Manager II, LLC


                           By: /s/ Glenn A. Arbeitman
                              ---------------------------------
                           Name:  Glenn A. Arbeitman
                           Title:

                           AJW PARTNERS, LLC
                           By: SMS Group, LLC


                           By: /s/ Cory S. Ribotsky
                              ---------------------------------
                           Name:  Corey S. Ribotsky
                           Title: